AXA PREMIER VIP TRUST

SUPPLEMENT DATED JULY 20, 2005 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2005, AS AMENDED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”), dated May 1, 2005, of AXA Premier VIP Trust (“Trust”). You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104. You should read this Supplement in conjunction with the SAI and the Trust’s Prospectuses and retain it for future reference.

Information Regarding the AXA Premier VIP Aggressive Equity Portfolio

The information provided below updates information regarding the AXA Premier VIP Aggressive Equity Portfolio (“Aggressive Equity Portfolio”), effective as of June 20, 2005:

In the section entitled “The Sub-advisers on page 45, add “Legg Mason Capital Management, Inc.” to the second sentence after BlackRock Advisors, Inc.

In the section entitled “The Sub-advisers” on page 49, delete the reference to the Aggressive Equity Portfolio in the fourth paragraph.

In the section entitled “The Sub-advisers” on page 50, add the following paragraph before the third full paragraph:

Legg Mason Capital Management, Inc. (“Legg Mason”) serves as a Sub-adviser to the Aggressive Equity Portfolio. Legg Mason is a subsidiary of Legg Mason, Inc., a financial services holding company, and provides investment management services to domestic and international investment companies, pension and profit sharing plans, charitable organizations and state or other municipal government entities. As of December 31, 2004, Legg Mason and its sister companies had approximately $48.0 billion in assets under management. The principal of Legg Mason is located at 100 Light Street, Baltimore, Maryland 21202.

Add the Portfolio Manager Information listed below to “Appendix B-Portfolio Manager Information”.

AXA PREMIER VIP AGGRESSIVE EQUITY PORTFOLIO (“PORTFOLIO”) AS OF DECEMBER 31, 2004
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the Portfolio manager and the total assets in the accounts managed within each category below						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
LEGG MASON CAPITAL MANAGEMENT, INC.
Robert Hagstrom	1	$429 Million	2	$104 Million	53	$412 Million	0	$0	0	$0	1	$323 Million

Mr. Robert Hagstrom has been employed by one or more subsidiaries of Legg Mason since 1998. He currently serves as Senior Vice President for Legg Mason Capital Management, Inc. and Legg Mason Funds Management, Inc., and as President and Chief Investment Officer for Legg Mason Focus Capital, Inc.

Description of any material conflicts

The fact that the Portfolio Manager has day-to-day management responsibility for more than one account may create the potential for conflicts to arise. For example, the Portfolio Manager may decide to purchase or sell the same security for different accounts at approximately the same time. To address any conflicts that this situation might create, the Portfolio Manager will generally combine client orders (i.e., enter a “bunched” order) in an effort to obtain best execution or to negotiate a more favorable commission rate. In addition, if orders to buy or sell a security for multiple accounts at approximately the same time are executed at different prices or commissions, the transactions will generally be allocated to each account at the average execution price and commission. In circumstances where a bunched order is not completely filled, each account will normally receive a pro-rated portion of the securities based upon the account’s level of participation in the order. The investment manager may under certain circumstances allocate securities in a manner other than pro-rata if it determines that the allocation is fair and equitable under the circumstances and does not discriminate against any account. The potential for a conflict may be increased because the Portfolio Manager manages one account with a performance fee; however, the investment manager maintains written policies and procedures to address these potential conflicts of interests and ensure that accounts are treated equitably.

In the opinion of the investment manager for the Portfolio, the Portfolio Manager’s simultaneous management of the Fund and other accounts does not create any material conflicts of interests.

Compensation

The Portfolio Manager is paid a fixed base salary and a bonus. Bonus compensation is reviewed annually and is determined by a number of factors, including the annual performance of the Portfolio Manager’s accounts relative to the S&P 500 Composite Stock Index (with dividends reinvested), the Portfolio Manager’s performance over various other time periods, the total value of the assets managed by the Portfolio Manager, the Portfolio Manager’s contribution to the investment manager’s research process, the profitability of the investment manager and the Portfolio Manager’s contribution to profitability, and trends in industry compensation levels and practices.

One account managed by the Portfolio Manager pays a performance fee, and thus may pay higher fees if certain performance objectives and other requirements are met. Since the Portfolio Manager’s compensation structure does consider contribution to firm profitability as one of its criteria, it is possible under certain circumstances that the Portfolio Manager’s bonus compensation could be more positively impacted by the account that pays a performance fee than it would by achieving the same performance in the Portfolio or another account. However, investment ideas are generally implemented in all similarly managed accounts at the same time, subject to considerations of each account’s investment guidelines, restrictions, tax considerations, cash balances, liquidity needs, trading costs, and other factors. In addition, the investment manager maintains written policies and procedures to address this potential conflict of interests and ensure that accounts are treated equitably.

The Portfolio Manager is also eligible to receive stock options from Legg Mason based upon an assessment of the Portfolio Manager’s contribution to the success of the company, as well as employee benefits, including, but not limited to, health care and other insurance benefits, participation in the Legg Mason 401(k) program, and participation in other Legg Mason deferred compensation plans.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	over $1,000,000
Robert Hagstrom	X

Add the Proxy Voting Summary listed below to “Appendix C-Descriptions of Proxy Voting Policies and Procedures”.

LEGG MASON CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES SUMMARY

Legg Mason Capital Management (“LMCM”) believes that proxy voting is a valuable right of company shareholders. As a general proposition, LMCM supports proposals that (i) preserve and expand the power of shareholders in areas of corporate governance and (ii) allow responsible management teams to run their company in the way that is most likely to maximize value for owners. LMCM generally opposes proposals that reduce management’s accountability, misalign management and shareholders’ interests, and seek to place restrictions on management in order to promote political, religious, or social agendas.

LMCM maintains proxy-voting guidelines, which set forth the manner in which LMCM generally votes issues that are routinely presented. For example, LMCM generally votes for cumulative voting and against staggered boards. The Firm periodically reviews these guidelines to ensure that they accurately reflect the Firm’s voting philosophy.

Where LMCM is granted discretionary authority to vote proxies, LMCM instructs custodians to forward proxy materials to LMCM. Upon receipt of a proxy, one or more compliance officers reviews the proxy and evaluates whether the voting decision presents a material conflict of interest between LMCM’s interests and those of its clients. If no material conflict exists, the Firm decides how to vote the proxy after giving consideration to a number of sources, which may include LMCM’s guidelines, the views of other members of the Firm’s investment team, the views of company management, and independent research services.

If a material conflict is identified, one of the following approaches is used to determine how to vote the proxy:

1.	If LMCM’s guidelines address the specific issue on which the vote is to be cast, the proxy is voted according to the guidelines.

2.	If an issue on which the vote is to be cast is not specifically addressed by LMCM’s guidelines, the vote will be cast based upon the recommendation of an independent third party, or LMCM may disclose the conflict to its client and seek to obtain its clients’ consent to vote the proxy in the manner that LMCM believes to be in the best interest of its clients.

LMCM may refrain from voting a proxy in certain circumstances. For example, LMCM will generally refrain from voting a proxy if LMCM’s clients no longer hold the company’s shares at the time of the meeting or if LMCM concludes that the potential benefit of voting is outweighed by the cost.

Information Regarding the AXA Premier VIP High Yield Portfolio

The information provided below updates information regarding the AXA Premier VIP High Yield Portfolio (“High Yield Portfolio”), effective as of June 27, 2005:

In the section entitled “The Sub-advisers” on page 45, add “Post Advisory Group, LLC” to the second sentence after BlackRock Advisors, Inc.

In the section entitled “The Sub-advisers” on page 48, delete the reference to the High Yield Portfolio in the second paragraph.

In the section entitled “The Sub-advisers” on page 50, add the following paragraph after the third full paragraph:

Post Advisory Group, LLC (“Post”) serves as a Sub-adviser to the High Yield Portfolio. Post is a Delaware limited liability company. Post is the successor advisory entity of Post Advisory Group, Inc., initially founded by Larry Post in April 1992. Post is affiliated with Principal Global Investors® (“Principal”), a member of the Principal Financial Group® (NYSE: PFG), a Fortune 500 company. Principal owns 69% of Post and eight senior management professionals at Post own 31%. As of May 31, 2005, Post managed approximately $7.0 billion in assets throughout its high yield continuum. The principal office of Post is located at 11755 Wilshire Boulevard, Suite 1400, Los Angeles, California 90025.

Add the Portfolio Manager Information listed below to “Appendix B-Portfolio Manager Information”.

AXA PREMIER VIP HIGH YIELD PORTFOLIO (“PORTFOLIO”) AS OF DECEMBER 31, 2004
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the Portfolio manager and the total assets in the accounts managed within each category below						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets	# of Accts.	Total Assets
POST ADVISORY GROUP, LLC
Lawrence A. Post	2	$412 Million	9	$1,649 Million	52	$4,355 Million	0	$0	8	$1,511 Million	15	$1,233 Million

Larry Post has been the CEO of Adviser since the firm’s formation in August 2000. He was effectively the Chief Investment Officer (“CIO”) for the same time period, but was officially appointed CIO in January 2004. Prior to 2000, Larry was the President of Adviser’s predecessor firm, Post Advisory Group, Inc. which Mr. Post founded in 1992.

Description of any material conflicts

Post and its respective affiliates advise other clients and funds whose accounts may purchase or sell the same securities as the Portfolio. In addition, Post or its affiliates may organize other domestic or offshore funds, which may be managed by Post or such affiliates and which may have investment objectives substantially similar to those of the Portfolio. Post or its affiliates may also manage other funds and accounts that may purchase or sell the same securities as the Portfolio and may seek investment opportunities that may be of interest to the Portfolio. In managing such funds and accounts, conflicts of interest may arise. Post’s investment allocations are designed to provide a fair allocation of purchases and sales of securities among the various accounts managed by Post, while preserving incentives for the key principals to find new investment opportunities, and to ensure compliance with appropriate regulatory requirements.

Potential conflicts of interest may exist in instances in which Post or its affiliates determine that a specific transaction in a security is appropriate for a specific account based upon numerous factors including, among other things, investment objectives, investment strategies or investment restrictions, while other accounts managed by Post or its affiliates may hold or take the opposite position in the security in accordance with those accounts’ investment objectives, strategies and restrictions.

To the extent permitted by applicable law, Post may aggregate the trade orders of the portfolio with the trade orders for other accounts and funds managed by Post or its affiliates.

Post’s policies and procedures are intended to produce fairness over time, but will not produce mathematical precision in the allocation of individual purchases and sales of securities because of, among other things, the nature of the fixed income market and the transaction costs that may be incurred in doing so. Post’s policies and procedures are also intended to be consistent with its duty to seek best execution and best price obtainable under the circumstances for all accounts and funds under their management.

Post’s key principals may face demands on their time other than the demands of the Portfolio. Such key principals will devote the amount of time that each of them deems to be necessary to carry out the investment activities of the Portfolio. While serving as key principals, such key principals will engage in the same or similar trading strategies for the accounts and funds managed by Post and its affiliates or others as those of the Portfolio. Such key principals receive salaries and other compensation from their employment with Post and Post may receive fees and other compensation for the services it provides and other transactions into which it enters.

Employees of Post may engage in personal investment activities that could involve a conflict of interest with the investment activities of the Portfolio. Post’s Code of Ethics involves procedures and policies intended to minimize any such conflicts of interest.

Compensation

Lawrence A. Post’s compensation is comprised of base salary and bonus pool; Mr. Post also owns equity in the Adviser.

Ownership of Securities

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,-00,000	over $1,000,000
Lawrence A. Post	XX

Add the Proxy Voting Summary listed below to “Appendix C-Descriptions of Proxy Voting Policies and Procedures”.

POST ADVISORY GROUP, LLC

SUMMARY OF PROXY AND CORPORATE ACTION VOTING

POLICIES AND PROCEDURES

POLICY

Post Advisory Group, LLC (“Post”) acts as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (“ERISA”) and registered open-end investment companies (“mutual funds”). While Post primarily manages fixed income securities, it does often hold a limited amount of voting securities (or securities for which shareholder action is solicited) in a client account. Post generally will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions. The Proxy Voting and Corporate Action Policies and Procedures (the “Proxy Policy”) comply with the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

When voting proxies or acting on corporate actions for clients, Post’s utmost concern is that all decisions be made solely in the best interest of the shareholder (for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Post will act in a manner deemed prudent and diligent and which is intended to enhance the economic value of the assets of the account.

PROCEDURES

Where a proxy proposal raises a material conflict of interest between Post’s interests and the client’s, Post will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. When a client does not respond to such a conflict disclosure request or denies the request, Post will abstain from voting the securities held by that client’s account.

The Proxy Policy contains guidelines that describes what types of matters will be voted against, voted for or handled on a case by case basis. Post’s Clients may obtain information on how their securities were voted or a copy of our Policies and Procedures by written request addressed to Post. Post will coordinate with the relevant mutual fund service providers to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.